UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

OPTICAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, no par value	OCC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12B-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Business Loan Agreement and Promissory Note with Freedom First Federal Credit Union

On April 30, 2026, Optical Cable Corporation, a Virginia corporation (the “Company”), entered into a Business Loan Agreement (the “Loan Agreement”) with Freedom First Federal Credit Union, a federally chartered credit union with its Commercial Lending office located at 207 Bullitt Ave, SE, Roanoke, Virginia 24013 (“Freedom First” or “Lender”). In connection with the Loan Agreement, the Company also executed a Promissory Note dated April 30, 2026, in the original principal amount of $2,650,000.00 in favor of Freedom First (the “Note,” and together with the Loan Agreement and all related security agreements, financing statements, and ancillary documents, the “Loan Documents”).

Coinciding with the Company entering the Loan Agreement with Freedom First, the Company paid the full outstanding balance of the Company’s existing Virginia Real Estate Loan with Northeast Bank, which had a maturity date of May 5, 2026, and had an interest rate equal to the Prime Rate, adjusted monthly, provided, however, that the interest rate would never be less than 8.5% per annum.

The Company also operates its business under the assumed business names Applied Optical Systems, Inc. and Centric Solutions, LLC, as reflected in the Loan Agreement.

The foregoing description of the Loan Documents is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, the Deed of Trust and Assignment of Rents, copies of which are attached as Exhibits 4.1, 4.2, 4.3, and 4.4 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Business Loan Agreement

Parties. The Loan Agreement is dated April 30, 2026, and is made and executed between Optical Cable Corporation, as Borrower (the “Borrower”), and Freedom First Federal Credit Union, as Lender.

Term. The Loan Agreement is effective as of April 30, 2026, and shall continue in full force and effect until all of the Borrower's obligations in favor of the Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until May 1, 2036, whichever occurs first.

Loan Amount and Purpose. Pursuant to the Loan Agreement and as evidenced by the Note, Freedom First agreed to extend credit to the Company in the aggregate principal amount of $2,650,000.00. The Loan Agreement governs all present and future loans, loan advances, extensions of credit, financial accommodations, and other agreements and undertakings between the Borrower and the Lender.

Conditions Precedent. Freedom First's obligation to make the initial advance and each subsequent advance under the Loan Agreement is subject to the fulfillment of customary conditions precedent to the Lender's satisfaction, including, without limitation: (i) delivery of the Note, security agreements granting the Lender security interests in the collateral, financing statements, and all other documents perfecting the Lender's security interests; (ii) evidence of required insurance; (iii) delivery of properly certified corporate resolutions duly authorizing the execution and delivery of the Loan Agreement, the Note, and all related documents; (iv) payment of all fees, charges, and expenses then due and payable; (v) the truth and correctness in all material respects of the representations and warranties set forth in the Loan Agreement and related documents; and (vi) the absence of any condition that would constitute an Event of Default.

Representations and Warranties. The Loan Agreement contains customary representations and warranties by the Borrower, including, without limitation, representations regarding: (i) due organization, valid existence, and good standing as a Virginia corporation, duly authorized to transact business in all states where required; (ii) the filing of all documents relating to assumed business names, including Applied Optical Systems, Inc. and Centric Solutions, LLC; (iii) due authorization of the Loan Agreement, the Note, and all related documents, and the absence of any conflicts with the Borrower's organizational documents, other agreements, or applicable law; (iv) the accuracy and completeness of all financial statements furnished to the Lender and the absence of any material adverse change in the Borrower's financial condition since the date of the most recent financial statements provided to the Lender; (v) good title to all properties, free and clear of security interests except as disclosed; and (vi) compliance with applicable environmental laws and the absence of any use, generation, manufacture, storage, treatment, disposal, or release of any hazardous substance on, under, about, or from any of the collateral.

Collateral and Security. The Company's obligations under the Loan Agreement are secured by security interests in the collateral described in the security agreements and related documents executed in connection with the Loan Agreement, as perfected by financing statements filed in accordance with applicable law. The collateral includes a Credit Line Deed of Trust dated April 30, 2026, to a trustee in favor of Freedom First on real property located in the County of Roanoke in the Commonwealth of Virginia and an Assignment of Rents to Freedom First on the same real property.

Affirmative and Negative Covenants; Other Obligations. The Loan Agreement contains customary affirmative and negative covenants binding upon the Borrower for the duration of the loan term, including obligations to maintain its corporate existence, comply with all applicable laws and regulations, and maintain required insurance coverage. The Borrower is required to notify the Lender prior to any change in the location of its state of organization or any change in its name, and to take all actions necessary to preserve its existence, rights, and privileges.

Events of Default. The Loan Agreement incorporates by reference the events of default set forth in the Note and related documents, as more particularly described below.

Governing Law. The Loan Agreement is governed by the laws of the Commonwealth of Virginia.

Promissory Note

Parties and Principal Amount. The Note is dated April 30, 2026, and evidences the Borrower's unconditional promise to pay to Freedom First Federal Credit Union the principal sum of Two Million Six Hundred Fifty Thousand and 00/100 Dollars ($2,650,000.00), together with interest on the unpaid principal balance from April 30, 2026, until paid in full.

Loan Maturity. The Note matures on May 1, 2036.

Payment Schedule. The Note provides for the following payment schedule:

●
First Payment Stream (Years 1–5): 60 monthly consecutive principal and interest payments in the initial amount of $19,912.69 each, beginning June 1, 2026, with subsequent payments due on the same day of each month thereafter, with interest calculated at a fixed rate of 6.5% per annum based on a year of 360 days.

●
Second Payment Stream (Years 6–10): 59 monthly consecutive principal and interest payments beginning June 1, 2031, with interest calculated at a variable rate equal to the Index (as defined below) plus a margin of 2.5 percentage points, subject to the minimum and maximum rate limitations applicable to the Note, with payments due on the same day of each month thereafter.

●
Final Payment: One principal and interest payment due on May 1, 2036, representing all remaining outstanding principal and accrued interest, together with any other unpaid amounts under the Note, with interest calculated at the variable rate applicable to the second payment stream.

Unless otherwise agreed or required by applicable law, payments are applied first to any accrued unpaid interest, then to principal, then to any late charges, and then to any unpaid collection costs.

Variable Interest Rate. Following the initial fixed-rate period, the interest rate on the Note is subject to change based on an independent index, which is the monthly average yield on U.S. Treasury Securities, adjusted to a constant maturity of five years (the “Index”). The margin applicable to the Index-based rate is 2.5 percentage points. The interest rate change will not occur more often than each five years. Notwithstanding any other provision, the interest rate on the Note shall at no time be less than 4.5% per annum or more than the maximum rate allowed by applicable law. If the Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, the Lender may amend the Note to designate a substantially similar substitute index and may adjust the corresponding margin. Such an amendment shall become effective and bind the Borrower 10 business days after the Lender gives written notice to the Borrower, without any action or consent of the Borrower required.

Interest Calculation Method. Interest on the Note is computed on a 365/360 basis — by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

Prepayment. The Borrower may prepay all or any portion of the outstanding principal amount at any time without penalty, except that all loan fees and other prepaid finance charges are deemed fully earned as of the date of the loan and will not be subject to refund upon early payment. Early payments will not relieve the Borrower of its obligation to continue to make payments under the payment schedule unless otherwise agreed to by the Lender in writing; rather, early payments will reduce the outstanding principal balance and may result in the Borrower making fewer payments.

Late Charge. If a payment is 10 or more days late, the Borrower will be charged a late fee equal to 5.0% of the regularly scheduled payment or $10.00, whichever is greater.

Interest After Default. Upon the occurrence of a default, including failure to pay upon final maturity, the interest rate on the Note shall be increased to 18.0% per annum based on a year of 360 days, subject to the maximum interest rate limitations under applicable law.

Confession of Judgment. The Note contains a confession of judgment provision, which constitutes a waiver of important debtor rights and allows the Lender to obtain a judgment against the Borrower without further notice, as disclosed in the important notice set forth on the face of the Note.

Events of Default. The following shall each constitute an Event of Default under the Note:

●	Payment Default: The Borrower fails to make any payment when due under the Note.

●
Other Defaults: The Borrower fails to comply with or perform any other term, obligation, covenant, or condition contained in the Note or any related document, or contained in any other agreement between the Lender and the Borrower.

●
Default in Favor of Third Parties: The Borrower or any grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement in favor of any other creditor or person that may materially affect any of the Borrower's property or its ability to repay the Note or perform its obligations under the Note or related documents.

●
False Statements: Any warranty, representation, or statement made or furnished to the Lender by or on behalf of the Borrower, or by any guarantor, endorser, surety, or accommodation party, in connection with the Note or any security document securing repayment thereof, is false or misleading in any material respect at the time made or at any time thereafter.

●
Insolvency: The dissolution or termination of the Borrower's existence as a going business, the appointment of a trustee or receiver for the Borrower or for all or a substantial portion of the Borrower's assets, the Borrower's making of a general assignment for the benefit of its creditors, the Borrower's filing for bankruptcy, or the filing of an involuntary bankruptcy petition against the Borrower that remains undismissed for sixty (60) days.

●
Creditor or Forfeiture Proceedings: The commencement of foreclosure or forfeiture proceedings by any creditor of the Borrower or by any governmental agency against any collateral securing the loan, including by judicial proceeding, self-help, repossession, or any other method, or the garnishment of any of the Borrower's accounts, including deposit accounts.

Governing Law. The Note is governed by the laws of the Commonwealth of Virginia.

Deed of Trust

In connection with the Loan Agreement and the Note, the Company also executed a Deed of Trust dated April 30, 2026 (the “Deed of Trust”), by and among Optical Cable Corporation, as Grantor, Freedom First Federal Credit Union, as Lender and Beneficiary, and Linda Johnson and Chase Clark, each residents of Virginia with an address of 207 Bullitt Ave, SE, Roanoke, Virginia 24013, as Co-Trustees (either of whom may act). The Deed of Trust has been recorded in the land records of the County of Roanoke, Commonwealth of Virginia, and constitutes a refinance of an existing deed of trust of record as Instrument No. 200807565, corrected and re-recorded as Instrument No. 200807923, as later modified. Pursuant to Section 58.1-803(E) of the Code of Virginia of 1950, as amended, the Deed of Trust is taxed based on the refinance tax rate.

Property Secured. Pursuant to the Deed of Trust, the Company conveyed, transferred, encumbered, pledged, and assigned to the Trustees, for the benefit of Freedom First as Beneficiary, all of the Company's present and future right, title, and interest in and to the real property commonly known as 5290 N. Concourse Drive, Roanoke, Virginia 24019 (the “Real Property”), together with all existing or subsequently erected or affixed buildings, improvements, and fixtures; all easements, rights of way, and appurtenances; and all rights, royalties, and profits relating to the Real Property, including without limitation all minerals, oil, gas, geothermal, and similar matters. The Real Property is identified by Tax Map Reference Nos. 037.07-01-15.01-0000, 037.07-01-15.00-0000, and 037.07-01-05.02-0000, as more particularly described in Exhibit A attached to the Deed of Trust.

Maximum Amount Secured. The Deed of Trust is a Credit Line Deed of Trust. The maximum aggregate amount of principal to be secured by the Deed of Trust at any one time is $2,650,000.00.

Cross-Collateralization. In addition to securing the Note, the Deed of Trust secures all obligations, debts, and liabilities, plus interest thereon, of the Company to Freedom First, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether the Company may be liable individually or jointly with others, and whether or not recovery upon such amounts may be barred by any statute of limitations or otherwise become unenforceable.

Future Advances. The Deed of Trust secures all future advances made by Freedom First to the Company, whether or not such advances are made pursuant to a commitment, including all future amounts that Freedom First in its discretion may loan to the Company, together with all interest thereon.

Assignment of Rents. Pursuant to the Deed of Trust, the Company absolutely and irrevocably assigned to Freedom First all of the Company's right, title, and interest in and to all present and future leases of the Real Property and all rents therefrom. Freedom First was also granted a Uniform Commercial Code security interest in such rents. Prior to the occurrence of an Event of Default, the Company may remain in possession and control of the Real Property, manage and operate it, and collect rents therefrom.

Possession and Maintenance. Until the occurrence of an Event of Default, the Company may remain in possession and control of the Real Property, use, operate, and manage it, and, acting as Freedom First's agent, collect rents from the Real Property. The Company is obligated to maintain the Real Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Environmental Compliance. The Deed of Trust contains customary environmental representations, warranties, and covenants, including representations that during the Company's period of ownership there has been no use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous substance on, under, about, or from the Real Property, and covenants by the Company and all authorized users to comply with all applicable Environmental Laws. The Company has authorized Freedom First and its agents to enter upon the Real Property to conduct such inspections and tests, at the Company's expense, as Freedom First deems appropriate to determine compliance with the environmental provisions of the Deed of Trust. The Company agreed to indemnify, defend, and hold harmless Freedom First against any and all claims, losses, liabilities, damages, penalties, and expenses resulting from any breach of the environmental covenants or from any use, generation, manufacture, storage, disposal, release, or threatened release occurring prior to the Company's ownership or interest in the Real Property. These indemnification obligations survive the payment of the indebtedness and satisfaction of the Deed of Trust lien.

Additional Restrictions. Without Freedom First's prior written consent, the Company may not remove or permit the removal of sand, gravel, or topsoil from the Real Property; engage in borrow pit operations; use or permit the use of the Real Property as a landfill or dump; store, burn, or bury any material or product that may result in contamination; request or permit a change in zoning or land use classification; or cut or remove trees or timber for the purpose of sale.

Events of Default and Remedies. The Deed of Trust incorporates customary events of default consistent with those set forth in the Note and the Loan Agreement. Upon the occurrence of an Event of Default, Freedom First, as Beneficiary, may exercise all rights and remedies available under the Deed of Trust, at law, or in equity, including without limitation the right to foreclose upon and sell the Real Property in accordance with applicable Virginia law.

Governing Law. The Deed of Trust is governed by the laws of the Commonwealth of Virginia.

Assignment of Rents

In further connection with the Loan Agreement and the Note, the Company executed a separate Assignment of Rents dated April 30, 2026 (the “Assignment of Rents”), by and between Optical Cable Corporation, as Grantor, and Freedom First Federal Credit Union, as Grantee and Lender. The Assignment of Rents has been recorded in the land records of the County of Roanoke, Commonwealth of Virginia. The Assignment of Rents covers the same Real Property located at 5290 N. Concourse Drive, Roanoke, Virginia 24019, identified by Tax Map Reference Nos. 037.07-01-15.01-0000, 037.07-01-15.00-0000, and 037.07-01-05.02-0000.

Assignment. For valuable consideration, the Company assigned, granted a continuing security interest in, and conveyed to Freedom First all of the Company's right, title, and interest in and to all the Company’s present and future rents (“Rents”) derived from the Real Property. Prior to the occurrence of an Event of Default and so long as there is no default under the Assignment of Rents, the Company may remain in possession and control of, operate and manage, the Real Property and collect the Rents, provided that the grant of the right to collect Rents shall not constitute Freedom First's consent to the use of cash collateral in any bankruptcy proceeding.

Cross-Collateralization and Future Advances. Consistent with the Deed of Trust, the Assignment of Rents secures all present and future obligations, debts, and liabilities of the Company to Freedom First, whether or not related to the Note, and secures all future advances made by Freedom First to the Company, whether or not made pursuant to a commitment.

Grantor's Representations and Warranties. The Company represented and warranted that: (i) it is entitled to receive the Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Freedom First in writing; (ii) it has full right, power, and authority to enter into the Assignment of Rents and to assign and convey the Rents to Freedom First; (iii) it has not previously assigned or conveyed the Rents to any other person by any instrument now in force; and (iv) it will not sell, assign, encumber, or otherwise dispose of any of its rights in the Rents except as provided in the Assignment of Rents.

Lender's Right to Collect Rents Upon Default. Upon the occurrence of a default under the Assignment of Rents or any related document, Freedom First shall have the right to collect and receive the Rents and, for that purpose, shall have the right and authority to: (i) send notices to tenants of the Real Property directing all Rents to be paid directly to Freedom First or its agent; (ii) enter upon and take possession of the Real Property; (iii) institute legal proceedings necessary for protection of the Real Property, including proceedings to recover possession; (iv) maintain the Real Property and pay costs of maintenance, taxes, assessments, water utilities, and insurance premiums; (v) comply with all applicable laws, rules, orders, ordinances, and requirements of governmental agencies affecting the Real Property; (vi) rent or lease the whole or any part of the Real Property on such terms as Freedom First deems appropriate; (vii) employ agents in Freedom First's name or the Company's name to manage the Real Property and collect Rents; and (viii) take any and all other acts with respect to the Real Property as Freedom First deems appropriate, acting exclusively in the place and stead of the Company.

Application of Rents. All costs and expenses incurred by Freedom First in connection with the Real Property shall be for the Company's account and may be paid from the Rents collected. Freedom First, in its sole discretion, shall determine the application of all Rents received; any Rents not applied to costs and expenses shall be applied to the indebtedness. All expenditures made by Freedom First under the Assignment of Rents and not reimbursed from the Rents shall become part of the indebtedness secured thereby, shall be payable on demand, and shall bear interest at the Note rate from the date of expenditure until paid.

Full Performance and Release. If the Company pays all indebtedness when due and otherwise performs all obligations under the Assignment of Rents, the Note, and the related documents, Freedom First shall execute and deliver to the Company a suitable satisfaction of the Assignment of Rents and a statement of termination of any financing statement on file evidencing Freedom First's security interest in the Rents and the Real Property. Any termination fee required by applicable law shall be paid by the Company.

Lender's Expenditures. If any action or proceeding is commenced that would materially affect Freedom First's interest in the Real Property, or if the Company fails to comply with any provision of the Assignment of Rents or any related document, Freedom First may, but shall not be obligated to, take any action it deems appropriate on the Company's behalf, including discharging or paying all taxes, liens, security interests, encumbrances, and other claims levied on the Rents or the Real Property, and paying all costs for insuring, maintaining, and preserving the Real Property. All such expenditures shall bear interest at the Note rate from the date incurred or paid by Freedom First until repaid by the Company and shall become part of the indebtedness secured by the Assignment of Rents.

Events of Default. The Assignment of Rents contains customary events of default, including, without limitation, the Company's failure to make any payment when due under the indebtedness, and the Company's failure to comply with or perform any other term, obligation, covenant, or condition contained in the Assignment of Rents or any related document, consistent with the events of default set forth in the Note and the Loan Agreement.

Governing Law. The Assignment of Rents is governed by the laws of the Commonwealth of Virginia.

Item 1.02 Termination of a Definitive Agreement

In connection with the closing of the Loan, Optical Cable Corporation terminated its Virginia Real Estate Loan with Northeast Bank, a banking corporation organized under the laws of Maine, upon its satisfaction by payment in full to Northeast Bank in accordance with the terms of the real estate loan.  All ancillary loan documents related to the Virginia Real Estate Loan with Northeast Bank are also terminated and all collateral and security released concurrent with the closing of the Loan.

As of April 30, 2026, the principal balance owed on the Freedom First Loan Agreement is $2,650,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

4.1
Business Loan Agreement dated April 30, 2026, by and between Optical Cable Corporation and Freedom First Federal Credit Union, in connection with a commercial loan in the principal amount of $2,650,000.00 (FILED HEREWITH)

4.2	Promissory Note dated April 30, 2026, by Optical Cable Corporation in favor of Freedom First Federal Credit Union, in the principal amount of $2,650,000.00, with a maturity date of May 1, 2036 (FILED HEREWITH)

4.3	Deed of Trust dated April 30, 2026, by Optical Cable Corporation, as Grantor, in favor of Freedom First Federal Credit Union, as Beneficiary, secured by real property located at 5290 N. Concourse Dr., Roanoke, VA 24019 (Tax Map Reference Nos. 037.07-01-15.01-0000, 037.07-01-15.00-0000, and 037.07-01-05.02-0000) (FILED HEREWITH)

4.4	Assignment of Rents dated April 30, 2026, by Optical Cable Corporation, as Grantor, in favor of Freedom First Federal Credit Union, as Grantee/Lender, with respect to real property located at 5290 N. Concourse Dr., Roanoke, VA 24019 (FILED HEREWITH)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Executive Vice President and Chief Financial Officer

Dated: May 6, 2026

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit

4.1
Business Loan Agreement dated April 30, 2026, by and between Optical Cable Corporation and Freedom First Federal Credit Union, in connection with a commercial loan in the principal amount of $2,650,000.00 (FILED HEREWITH)

4.2	Promissory Note dated April 30, 2026, by Optical Cable Corporation in favor of Freedom First Federal Credit Union, in the principal amount of $2,650,000.00, with a maturity date of May 1, 2036 (FILED HEREWITH)

4.3	Deed of Trust dated April 30, 2026, by Optical Cable Corporation, as Grantor, in favor of Freedom First Federal Credit Union, as Beneficiary, secured by real property located at 5290 N. Concourse Dr., Roanoke, VA 24019 (Tax Map Reference Nos. 037.07-01-15.01-0000, 037.07-01-15.00-0000, and 037.07-01-05.02-0000) (FILED HEREWITH)

4.4	Assignment of Rents dated April 30, 2026, by Optical Cable Corporation, as Grantor, in favor of Freedom First Federal Credit Union, as Grantee/Lender, with respect to real property located at 5290 N. Concourse Dr., Roanoke, VA 24019 (FILED HEREWITH)

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